UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                    February 16, 1999
Date of earliest event reported:   February 16, 1999


                          Commission file number 1-655


                               MAYTAG CORPORATION


A Delaware Corporation        I.R.S. Employer Identification No. 42-0401785


403 West Fourth Street North, Newton, Iowa 50208


Registrant's telephone number:  515-792-7000





                                       N/A
         (Former name or former address, if changed since last report.)








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Item 5.  Other Events

     On February 16, 1999, Maytag Corporation issued a press release announcing its expectations for 1999 revenues to exceed record 1998 levels with a 1999 earnings per share growth rate in the mid-teens.
     A copy of the Company's press release issued February 16, 1999, is attached as Exhibit 99(a) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)Exhibits.

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.







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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Maytag Corporation
                              (Registrant)

                              By:   s/s G. J. Pribanic
                              G. J. Pribanic
                              Chief Financial Officer



February 16, 1999
     (Date)






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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith.


Exhibit No.    Exhibit

    99(a) Press Release.




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